Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
7 Rod Real Estate North, A Limited Liability Company		Wyoming
7 Rod Real Estate South, A Limited Liability Company		Wyoming
Abraham Chevrolet-Miami, Inc.	AutoNation Chevrolet Coral Gables	Delaware
Abraham Chevrolet-Tampa, Inc.		Delaware
ACER Fiduciary, Inc.		Delaware
ACP Auto Parts, LLC		Delaware
ACP Holding Corp.		Delaware
AL F-L Motors, LLC		Delaware
AL Fort Payne Motors, LLC		Delaware
Albuquerque ANUSA, LLC		Delaware
Allen Samuels Chevrolet of Corpus Christi, Inc.	AutoNation Chevrolet North Corpus Christi; AutoNation Collision Center North Corpus Christi	Texas
Allen Samuels Chevrolet of Waco, Inc.	AutoNation Chevrolet Waco; Mercedes-Benz of Waco; AutoNation Collision Center Waco	Texas
Allison Bavarian	BMW of Mountain View	California
Allison Bavarian Holding, LLC		Delaware
American Way Motors, Inc.	AutoNation Honda 385	Tennessee
AN AutoParts, Inc.		Delaware
AN Cadillac of WPB, LLC	AutoNation Cadillac West Palm Beach	Delaware
AN Central Region Management, LLC		Delaware
AN Chevrolet - Arrowhead, Inc.	AutoNation Chevrolet Arrowhead	Delaware
AN CJ Valencia, Inc.		Delaware
AN Collision Center FTL South, Inc.	AutoNation Collision Center Fort Lauderdale South	Delaware
AN Collision Center of Addison, Inc.	AutoNation Collision Center Addison	Delaware
AN Collision Center of Las Vegas, Inc.	AutoNation Collision Center Las Vegas	Nevada
AN Collision Center of North Houston, Inc.	AutoNation Collision Center North Houston	Delaware
AN Collision Center of Tempe, Inc.	AutoNation Collision Center Tempe	Delaware
AN Corporate Management Payroll Corp.		Delaware
AN Corpus Christi GP, LLC		Delaware
AN Corpus Christi Imports Adv. GP, LLC		Delaware
AN Corpus Christi Imports Adv., LP		Texas
AN Corpus Christi Imports GP, LLC		Delaware
AN Corpus Christi Imports II GP, LLC		Delaware
AN Corpus Christi Imports II, LP		Texas
AN Corpus Christi Imports, LP		Texas
AN Corpus Christi Motors, Inc.	AutoNation Hyundai Corpus Christi	Delaware
AN Corpus Christi T. Imports GP, LLC		Delaware
AN Corpus Christi T. Imports, LP	AutoNation Toyota Corpus Christi	Texas
AN County Line Ford, Inc.	AutoNation Ford Burleson	Texas
AN Dealership Holding Corp.		Florida
AN F. Imports of Atlanta, LLC		Delaware
AN F. Imports of Hawthorne Holding, LLC		Delaware
AN F. Imports of Hawthorne, LLC		Delaware
AN F. Imports of North Denver, LLC		Delaware
AN F. Imports of North Phoenix, Inc.		Delaware
AN F. Imports of Roseville Holding, LLC		Delaware
AN F. Imports of Roseville, Inc.		Delaware

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
AN Fort Myers Imports, LLC	AutoNation Toyota Fort Myers; AutoNation Collision Center Fort Myers	Delaware
AN Fremont Luxury Imports, Inc.	BMW of Fremont	Delaware
AN H. Imports of Atlanta, LLC	AutoNation Hyundai Mall of Georgia	Delaware
AN Imports of Ft. Lauderdale, Inc.	Land Rover Fort Lauderdale; Jaguar Fort Lauderdale; Jaguar Land Rover Fort Lauderdale	Delaware
AN Imports of Seattle, Inc.		Delaware
AN Imports of Spokane, Inc.	AutoNation Honda Spokane Valley	Delaware
AN Imports of Stevens Creek Holding, LLC		Delaware
AN Imports of Stevens Creek, Inc.	MINI of Stevens Creek	Delaware
AN Imports on Weston Road, Inc.	AutoNation Toyota Weston	Florida
AN Luxury Imports GP, LLC		Delaware
AN Luxury Imports Holding, LLC		Delaware
AN Luxury Imports of Coconut Creek, Inc.	Mercedes-Benz of Coconut Creek; smart center of Coconut Creek	Delaware
AN Luxury Imports of Marietta, LLC	Mercedes-Benz of Marietta	Delaware
AN Luxury Imports of Palm Beach, Inc.	Mercedes-Benz of Delray	Delaware
AN Luxury Imports of Pembroke Pines, Inc.	Mercedes-Benz of Pembroke Pines	Delaware
AN Luxury Imports of Phoenix, Inc.	Audi Peoria	Delaware
AN Luxury Imports of San Diego, Inc.	BMW Encinitas	Delaware
AN Luxury Imports of Sanford, LLC	Mercedes-Benz of North Orlando	Delaware
AN Luxury Imports of Sarasota, Inc.	Mercedes-Benz of Sarasota; smart center Sarasota	Delaware
AN Luxury Imports of Spokane, Inc.	AutoNation Acura Spokane Valley	Delaware
AN Luxury Imports of Tucson, Inc.	BMW of Tucson	Delaware
AN Luxury Imports, Ltd.	BMW of Dallas; MINI of Dallas	Texas
AN Motors of Brooksville, Inc.	AutoNation Ford Brooksville	Florida
AN Motors of Dallas, Inc.		Delaware
AN Motors of Delray Beach, Inc.		Delaware
AN Motors of Ft. Lauderdale, Inc.		Florida
AN Motors of Memphis, Inc.	AutoNation GMC Mendenhall	Tennessee
AN Motors of Pembroke, LLC	AutoNation Chevrolet Pembroke Pines; AutoNation Collision Center Pembroke Pines	Delaware
AN Motors of Scottsdale, LLC	AutoNation Ford Scottsdale	Delaware
AN Motors on Federal Highway, LLC		Delaware
AN Motors on South Padre, LP	AutoNation Chevrolet South Corpus Christi; AutoNation Cadillac Corpus Christi; AutoNation Buick GMC Corpus Christi	Texas
AN North Phoenix Collision, Inc.		Delaware
AN Pontiac GMC Houston North GP, LLC		Delaware
AN Pontiac GMC Houston North, LP		Texas
AN San Jose Luxury Imports Holdings, LLC		Delaware
AN San Jose Luxury Imports, Inc.	Mercedes-Benz of Stevens Creek; AutoNation Volvo Cars San Jose; AutoNation Collision Center Stevens Creek	California
AN Seattle Motors, Inc.		Delaware
AN Subaru Motors, Inc.	AutoNation Subaru Scottsdale	Delaware
AN T. Imports of Atlanta, LLC	AutoNation Toyota Mall of Georgia; AutoNation Collision Center Mall of Georgia	Delaware
AN Texas Region Management, Ltd.	AutoNation Shared Service Center	Texas

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
AN Tucson Imports, LLC		Delaware
AN Valencia Auto Imports, Inc.		Delaware
AN Western Region Management, LLC		Delaware
AN/CF Acquisition Corp.	AutoNation Ford Littleton	Delaware
AN/KPBG Motors, Inc.		Washington
AN/MF Acquisition Corp.		Delaware
AN/MNI Acquisition Corp.	AutoNation Nissan Memphis	Delaware
AN/PF Acquisition Corp.	AutoNation Ford Bellevue	Delaware
ANSC-RE, Inc.		Delaware
ANUSA Holding, LLC		Delaware
Appleway Chevrolet, Inc.	AutoNation Chevrolet Spokane Valley; AutoNation Subaru Spokane Valley; AutoNation Toyota Spokane Valley; AutoNation Volkswagen Spokane; Audi Spokane; Jaguar Land Rover Spokane; AutoNation Collision Center Spokane; AutoNation Parts Center; AutoNation Towing Spokane	Washington
ASE Motors Holding Corp.		Texas
Auto Car Holding, LLC		Delaware
Auto Car, Inc.	AutoNation Honda Roseville; AutoNation Honda Roseville Pre-Owned	California
Auto Company 2017-09, Inc.		Delaware
Auto Company 2017-10, Inc.		Delaware
Auto Company IX, Inc.		Delaware
Auto Company VI, Inc.	Audi Plano	Delaware
Auto Company VII, Inc.	Porsche Plano	Delaware
Auto Company VIII, Inc.		Delaware
Auto Company XI, Inc.	AutoNation Chrysler Dodge Jeep Ram Spring	Delaware
Auto Company XII, Inc.		Delaware
Auto Company XIII, Inc.	AutoNation Honda Chandler	Delaware
Auto Company XIV, Inc.	AutoNation Hyundai Tempe	Delaware
Auto Company XIX, Inc.	Porsche Irvine	Delaware
Auto Company XVII, Inc.	AutoNation Chrysler Dodge Jeep Ram Mobile	Delaware
Auto Company XXI, Inc.	Audi Bellevue; Mercedes-Benz of Bellevue; Porsche Bellevue	Delaware
Auto Company XXII, Inc.	Mercedes-Benz of San Jose; smart Center San Jose	Delaware
Auto Company XXIII, Inc.	AutoNation Chrysler Dodge Jeep Ram Valencia	Delaware
Auto Company XXV, Inc.	Mercedes-Benz of Reno	Delaware
Auto Company XXVII, Inc.	BMW of Delray Beach	Delaware
Auto Company XXVIII, Inc.		Delaware
Auto Dealership 2016-1, LLC		Delaware
Auto Dealership 2016-2, LLC		Delaware
Auto Dealership 2016-5, LLC		Delaware
Auto Dealership 2016-6, LLC		Delaware
Auto Dealership 2016-7, LLC		Delaware
Auto Dealership 2017-19, LLC		Delaware
Auto Dealership 2017-22, LLC		Delaware
Auto Dealership 2017-25, LLC		Delaware
Auto Dealership 2017-26, LLC		Delaware

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
Auto Dealership 2017-27, LLC		Delaware
Auto Dealership 2017-28, LLC		Delaware
Auto Dealership 2017-30, LLC		Delaware
Auto Dealership III, LLC	AutoNation Honda O'Hare	Delaware
Auto Dealership IV, LLC	AutoNation Hyundai O'Hare	Delaware
Auto Dealership IX, LLC		Delaware
Auto Dealership V, LLC	Mercedes-Benz of Wesley Chapel	Delaware
Auto Dealership VI, LLC	AutoNation Volkswagen Mall of Georgia	Delaware
Auto Dealership VII, LLC		Delaware
Auto Dealership VIII, LLC		Delaware
Auto Dealership X, LLC		Delaware
Auto Dealership XXIII, LLC		Delaware
Auto Holdings, LLC		Delaware
Auto Mission Holding, LLC		Delaware
Auto Mission Ltd.	AutoNation Toyota Hayward	California
Auto Motors of Englewood, LLC	AutoNation Chrysler Jeep Arapahoe	Delaware
Auto TechLabs, Inc.		Delaware
Autohaus Holdings, Inc.		Delaware
AutoNation Benefits Company, Inc.		Florida
AutoNation Cayman Insurance Company, Ltd.		Cayman Islands
AutoNation Corporate Management, LLC		Delaware
AutoNation Enterprises Incorporated		Florida
AutoNation Financial Services, LLC		Delaware
AutoNation Fort Worth Motors, Ltd.	AutoNation Chevrolet North Richland Hills	Texas
AutoNation GM GP, LLC		Delaware
AutoNation Holding Corp.		Delaware
AutoNation Imports of Katy GP, LLC		Delaware
AutoNation Imports of Katy, L.P.		Texas
AutoNation Imports of Lithia Springs, LLC	AutoNation Toyota Thornton Road	Delaware
AutoNation Imports of Longwood, Inc.	AutoNation Honda Sanford	Delaware
AutoNation Imports of Palm Beach, Inc.	Lexus of Palm Beach	Delaware
AutoNation Imports of Winter Park, Inc.	AutoNation Toyota Winter Park	Delaware
AutoNation Motors Holding Corp.		Delaware
AutoNation Motors of Lithia Springs, Inc.		Delaware
AutoNation North Texas Management GP, LLC		Delaware
AutoNation Orlando Venture Holdings, Inc.		Delaware
AutoNation Realty Corporation		Delaware
AutoNation Suite 101, Inc.		Delaware
AutoNation USA of Perrine, Inc.		Delaware
AutoNation V. Imports of Delray Beach, LLC		Delaware
AutoNation.com, Inc.	AutoNation Direct	Delaware
Baltimore Imports, LLC		Delaware
Bankston Auto, Inc.		Texas
Bankston Chrysler Jeep of Frisco, L.P.		Texas
Bankston CJ GP, LLC		Delaware
Bankston Ford of Frisco, Ltd. Co.	AutoNation Ford Frisco	Texas
Bankston Nissan in Irving, Inc.		Texas
Bankston Nissan Lewisville GP, LLC		Delaware

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
Bankston Nissan Lewisville, Ltd.		Texas
Bargain Rent-A-Car	Lexus of Cerritos	California
Batfish, LLC		Colorado
BBCSS, Inc.		Arizona
Beach City Chevrolet Company, Inc.		California
Beach City Holding, LLC		Delaware
Beacon Motors, Inc.	AutoNation Chevrolet Doral; AutoNation Collision Center Miami	Florida
Bel Air Luxury Imports, LLC		Delaware
Bell Motors, LLC	AutoNation Chrysler Dodge Jeep Ram and FIAT North Phoenix	Delaware
Bellevue Automotive, Inc.	AutoNation Chrysler Dodge Jeep Ram Bellevue	Delaware
Bellevue Collision, Inc.	AutoNation Collision Center Bellevue	Delaware
Bengal Motor Company, Ltd.	AutoNation Honda Miami Lakes	Florida
Bengal Motors, Inc.		Florida
Bethesda Luxury Imports, LLC	Jaguar Land Rover Bethesda	Delaware
Bill Ayares Chevrolet, LLC	AutoNation Chevrolet Laurel	Delaware
Bledsoe Dodge, LLC		Delaware
Bob Townsend Ford, Inc.		Delaware
Body Shop Holding Corp.		Delaware
Boise ANUSA, LLC		Delaware
Brown & Brown Chevrolet - Superstition Springs, LLC	AutoNation Chevrolet Mesa	Arizona
Brown & Brown Chevrolet, Inc.	AutoNation Chevrolet Gilbert; AutoNation Parts Center Phoenix	Arizona
Brown & Brown Nissan Mesa, L.L.C.	AutoNation Nissan Chandler; AutoNation Collision Center Chandler	Arizona
Brown & Brown Nissan, Inc.	AutoNation Nissan Tempe	Arizona
Buena Park Luxury Imports, Inc.	BMW Buena Park	Delaware
Bull Motors, LLC	AutoNation Ford Miami	Delaware
C. Garrett, Inc.		Colorado
Carlisle Motors, LLC	AutoNation Ford St. Petersburg; AutoNation Lincoln Clearwater	Delaware
Carwell Holding, LLC		Delaware
Carwell, LLC	Mercedes-Benz of South Bay; Jaguar Land Rover South Bay	Delaware
Centennial Automotive, LLC	AutoNation Dodge Ram Arapahoe	Delaware
Centennial Collision, Inc.		Delaware
Cerritos Body Works Holding, LLC		Delaware
Cerritos Body Works, Inc.		California
Champion Chevrolet Holding, LLC		Delaware
Champion Ford, Inc.		Texas
Chandler Collision, Inc.		Delaware
Charleston ANUSA, LLC	AutoNation USA Charleston	Delaware
Charlie Hillard, Inc.	AutoNation Ford Fort Worth	Texas
Charlie Thomas Chevrolet GP, LLC		Delaware
Charlie Thomas Chevrolet, Ltd.	AutoNation Chevrolet Gulf Freeway; AutoNation Collision Center NASA; AutoNation Chevrolet Gulfgate	Texas
Charlie Thomas Chrysler-Plymouth, Inc.		Texas
Charlie Thomas' Courtesy Ford, Ltd.	AutoNation Ford Corpus Christi	Texas

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
Charlie Thomas' Courtesy GP, LLC		Delaware
Charlie Thomas F. GP, LLC		Delaware
Charlie Thomas Ford, Ltd.	AutoNation Ford Gulf Freeway	Texas
Charlotte ANUSA, LLC	AutoNation USA Charlotte	Delaware
Chesrown Chevrolet, LLC	AutoNation Chevrolet North	Delaware
Chesrown Collision Center, Inc.	AutoNation Collision Center Denver	Colorado
Chesrown Ford, Inc.		Colorado
Chevrolet World, Inc.	AutoNation Chevrolet Airport	Florida
Chuck Clancy Ford of Marietta, LLC	AutoNation Ford Marietta; AutoNation Collision Center Marietta	Delaware
CJ Valencia Holding, LLC		Delaware
Coastal Cadillac, Inc.	AutoNation Cadillac Port Richey	Florida
Colorado Springs ANUSA, LLC		Delaware
Consumer Car Care Corporation		Tennessee
Contemporary Cars, Inc.	Mercedes-Benz of Orlando; smart center of Orlando	Florida
Cook-Whitehead Ford, Inc.	AutoNation Ford Panama City	Florida
Corporate Properties Holding, Inc.		Delaware
Corpus Christi ANUSA, LLC	AutoNation USA Corpus Christi	Delaware
Corpus Christi Collision Center, Inc.	AutoNation Collision Center Corpus Christi	Delaware
Costa Mesa Cars Holding, LLC		Delaware
Costa Mesa Cars, Inc.	AutoNation Honda Costa Mesa	California
Courtesy Auto Group, Inc.		Florida
Covington Pike Motors, Inc.	AutoNation Honda Covington Pike	Tennessee
CT Intercontinental GP, LLC		Delaware
CT Intercontinental, Ltd.	BMW of Houston North; MINI of the Woodlands	Texas
CT Motors, Inc.	AutoNation Acura Gulf Freeway	Texas
D/L Motor Company	AutoNation Honda Clearwater; AutoNation Collision Center Clearwater; AutoNation Collision Center Clearwater South	Florida
Dealership Realty Corporation		Texas
Delray Luxury Imports, Inc.		Delaware
Denver 104 ANUSA, LLC	AutoNation USA Denver 104	Delaware
Denver Broadway ANUSA, LLC	AutoNation USA Denver Broadway	Delaware
Desert Buick-GMC Trucks, L.L.C.	AutoNation Buick GMC West Sahara	Delaware
Desert Chrysler-Plymouth, Inc.		Delaware
Desert Dodge, Inc.		Nevada
Desert GMC, L.L.C.	AutoNation Buick GMC Henderson	Delaware
Dobbs Ford of Memphis, Inc.	AutoNation Ford Wolfchase	Delaware
Dobbs Ford, Inc.	AutoNation Ford Memphis; AutoNation Collision Center Memphis	Florida
Dobbs Mobile Bay, Inc.	AutoNation Ford Mobile	Alabama
Dobbs Motors of Arizona, Inc.	AutoNation Honda Tucson Auto Mall	Arizona
Don Mealey Chevrolet, Inc.	AutoNation Chevrolet West Colonial; AutoNation Collision Center West Colonial	Florida
Don Mealey Imports, Inc.	AutoNation Acura North Orlando	Florida
Don-A-Vee Jeep Eagle, Inc.		California
Driver's Mart Worldwide, Inc.		Virginia
Eastern Region Management, LLC		Delaware
Eastgate Ford, Inc.		Ohio

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
Ed Mullinax Ford, LLC	AutoNation Ford Amherst; AutoNation Collision Center Amherst	Delaware
Edgren Motor Company, Inc.	AutoNation Honda Fremont	California
Edgren Motor Holding, LLC		Delaware
El Monte Imports Holding, LLC		Delaware
El Monte Imports, Inc.		Delaware
El Monte Motors Holding, LLC		Delaware
El Monte Motors, Inc.		Delaware
Emich Subaru West, LLC	AutoNation Subaru West	Delaware
Empire Services Agency, Inc.		Florida
Financial Services GP, LLC		Delaware
First Team Automotive Corp.		Delaware
First Team Ford of Manatee, Ltd.	AutoNation Ford Bradenton; AutoNation Collision Center Sarasota	Florida
First Team Ford, Ltd.	AutoNation Ford Sanford	Florida
First Team Management, Inc.		Florida
Fit Kit Holding, LLC		Delaware
Fit Kit, Inc.	AutoNation Toyota Buena Park	California
Florida Auto Corp.		Delaware
Ford of Kirkland, Inc.		Washington
Fort Myers ANUSA, LLC		Delaware
Fox Chevrolet, LLC		Delaware
Fox Motors, LLC	AutoNation Buick GMC Laurel	Delaware
Fremont Luxury Imports Holding, LLC		Delaware
G.B. Import Sales & Service Holding, LLC		Delaware
G.B. Import Sales & Service, LLC		Delaware
GA CDJR Motors, LLC	AutoNation Chrysler Dodge Jeep Ram and FIAT Columbus; AutoNation Chrysler Dodge Jeep Ram South Columbus	Delaware
GA Columbus Imports, LLC	AutoNation Volkswagen Columbus	Delaware
GA F Imports, LLC		Delaware
GA H Imports, LLC	AutoNation Honda Columbus	Delaware
GA HY Imports, LLC	AutoNation Hyundai Columbus	Delaware
GA-CC Columbus, Inc.	AutoNation Collision Center Columbus	Delaware
GA-HYG Imports, Inc.	AutoNation Hyundai Savannah; Genesis of Savannah	Delaware
GA-VW Imports, Inc.	AutoNation Volkswagen Savannah	Delaware
Gene Evans Ford, LLC	AutoNation Ford Union City	Delaware
George Sutherlin Nissan, LLC	AutoNation Nissan Marietta	Delaware
Germantown Luxury Imports, LLC		Delaware
Gilbert ANUSA, LLC		Delaware
Gilbert Body Shop, Inc.		Delaware
Government Boulevard Motors, Inc.	AutoNation Honda at Bel Air Mall	Alabama
Gulf Management, Inc.	Lexus of Clearwater; Lexus of Tampa Bay	Florida
Harbor Boulevard Imports, Inc.		Delaware
Hayward Dodge, Inc.		Delaware
Henderson ANUSA, LLC	AutoNation USA Henderson	Delaware
Henderson Collision, Inc.		Delaware
HH-A Luxury Imports, Inc.	Audi Hilton Head	Delaware

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
HH-CDJR Motors, Inc.	AutoNation Chrysler Dodge Jeep Ram Hilton Head	Delaware
HH-Collision, Inc.	AutoNation Collision Center Hilton Head	Delaware
HH-HYG Imports, Inc.	AutoNation Hyundai Hilton Head; Genesis of Hilton Head	Delaware
HH-JLR Luxury Imports, Inc.	Jaguar Land Rover Hilton Head	Delaware
HH-P Luxury Imports, Inc.	Porsche Hilton Head	Delaware
HH-S Imports, Inc.	AutoNation Subaru Hilton Head	Delaware
HH-VW Imports, Inc.	AutoNation Volkswagen Hilton Head	Delaware
Hillard Auto Group, Inc.		Texas
Hollywood Imports Limited, Inc.	AutoNation Honda Hollywood; AutoNation Collision Center Hollywood	Florida
Horizon Chevrolet, Inc.		Ohio
House of Imports Holding, LLC		Delaware
House of Imports, Inc.	House of Imports	California
Houston ANUSA, LLC	AutoNation USA Houston	Delaware
Houston Auto M. Imports Greenway, Ltd.	Mercedes-Benz of Houston Greenway	Texas
Houston Auto M. Imports North, Ltd.	Mercedes-Benz of Houston North; smart center Houston North	Texas
Houston Imports Greenway GP, LLC		Delaware
Houston Imports North GP, LLC		Delaware
HVP Luxury Imports, LLC	Porsche Hunt Valley	Delaware
HV Body Shop, LLC	AutoNation Collision Center Hunt Valley	Delaware
HV York Road Imports, LLC	AutoNation Acura Hunt Valley	Delaware
HVA Imports, LLC	Audi Hunt Valley	Delaware
HVC Motors, LLC		Delaware
HVJLR Luxury Imports, LLC	Jaguar Land Rover Hunt Valley	Delaware
HVM Imports, LLC	Mercedes-Benz of Hunt Valley	Delaware
HVS Motors, LLC	AutoNation Subaru Hunt Valley	Delaware
HVVW Motors, LLC		Delaware
Imports on PCH, Inc.		Delaware
Irvine Imports Holding, LLC		Delaware
Irvine Imports, Inc.	AutoNation Toyota Irvine	California
Jacksonville ANUSA, LLC		Delaware
Jemautco, Inc.		Ohio
Jerry Gleason Chevrolet, Inc.		Illinois
Jim Quinlan Chevrolet Co.	AutoNation Chevrolet South Clearwater; AutoNation Part Center	Delaware
JLR Luxury Imports of Fremont, Inc.		Delaware
Joe MacPherson Ford	AutoNation Ford Tustin	California
Joe MacPherson Imports No. I		California
Joe MacPherson Infiniti	AutoNation Infiniti Tustin	California
Joe MacPherson Infiniti Holding, LLC		Delaware
John M. Lance Ford, LLC	AutoNation Ford Westlake; AutoNation Collision Center Westlake	Delaware
J-R Motors Company North	AutoNation Honda 104	Colorado
J-R Motors Company South	AutoNation Toyota Arapahoe	Colorado
JRJ Investments, Inc.	Audi Las Vegas; BMW of Henderson; BMW of Las Vegas; MINI of Las Vegas; AutoNation Volkswagen Las Vegas	Nevada
Katy ANUSA, LLC	AutoNation ANUSA Katy	Delaware

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
Kenyon Dodge, Inc.		Florida
King's Crown Ford, Inc.	AutoNation Ford Jacksonville	Delaware
L.P. Evans Motors WPB, Inc.	Mercedes-Benz of Miami	Florida
L.P. Evans Motors, Inc.	AutoNation Nissan Miami	Florida
Lance Children, Inc.		Ohio
Las Vegas ANUSA, LLC		Delaware
Leesburg Imports, LLC	AutoNation Honda Dulles	Delaware
Leesburg Motors, LLC	AutoNation Toyota Leesburg	Delaware
Les Marks Chevrolet, Inc.		Texas
Lew Webb's Ford, Inc.		California
Lew Webb's Irvine Nissan Holding, LLC		Delaware
Lew Webb's Irvine Nissan, Inc.		California
Lewisville Collision, Inc.		Delaware
Lewisville Imports GP, LLC		Delaware
Lewisville Imports, Ltd.	AutoNation Honda Lewisville	Texas
Lot 4 Real Estate Holdings, LLC		Delaware
Luxury Orlando Imports, Inc.	Audi South Orlando	Delaware
Luxury Woodlands Imports, Inc.	BMW of the Woodlands	Delaware
MacHoward Leasing		California
MacHoward Leasing Holding, LLC		Delaware
MacPherson Enterprises, Inc.		California
Magic Acquisition Corp.	AutoNation Ford Valencia	Delaware
Magic Acquisition Holding, LLC		Delaware
Maitland Luxury Imports, Inc.	Porsche of Orlando	Delaware
Marks Family Dealerships, Inc.		Texas
Marks Transport, Inc.	AutoNation Toyota Gulf Freeway	Texas
MC/RII, LLC		Ohio
Mealey Holdings, Inc.		Florida
Mesa Collision, Inc.	AutoNation Collision Center Mesa	Delaware
Miami Luxury Imports, Inc.		Delaware
Midway Chevrolet, Inc.		Texas
Mike Hall Chevrolet, Inc.		Delaware
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.		Florida
Mike Shad Ford, Inc.	AutoNation Ford Orange Park; AutoNation Lincoln Orange Park; AutoNation Collision Center Orange Park	Florida
Mission Blvd. Motors, Inc.		California
Mobile Imports, LLC		Delaware
Mortimer Collision, LLC		Delaware
Mr. Wheels Holding, LLC		Delaware
Mr. Wheels, Inc.	AutoNation Toyota Cerritos	California
Mullinax East, LLC	AutoNation Ford East	Delaware
Mullinax Ford North Canton, Inc.	AutoNation Ford North Canton; AutoNation Collision Center North Canton	Ohio
Mullinax Ford South, Inc.	AutoNation Ford Margate; AutoNation Collision Center Margate	Florida
Mullinax Insurance Agency		Ohio
Mullinax Used Cars, Inc.		Ohio
Naperville Imports, Inc.	Mercedes-Benz of Naperville	Delaware
Newport Beach Cars Holding, LLC		Delaware

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
Newport Beach Cars, LLC	Newport Auto Center; Porsche Newport Beach; Bentley Newport Beach	Delaware
Nichols Ford, Ltd.	AutoNation Ford South Fort Worth; AutoNation Collision Center Fort Worth	Texas
Nichols GP, LLC		Delaware
Nissan of Brandon, Inc.		Florida
North Austin ANUSA, LLC		Delaware
Northpoint Chevrolet, LLC		Delaware
Northwest Financial Group, Inc.	BMW of Bellevue	Washington
NY LNR Luxury Imports, Inc.	Jaguar Land Rover New Rochelle	Delaware
NY Luxury Motors of Mt. Kisco, Inc.	Land Rover Mt. Kisco	Delaware
NY MT. Kisco Luxury Imports, Inc.	BMW of Mt. Kisco	Delaware
NY Palisades Luxury Imports, Inc.		Delaware
NY White Plains Luxury Imports, Inc.	Jaguar Land Rover White Plains	Delaware
Owings Mills Luxury Imports, LLC	Audi Owings Mills	Delaware
Oxnard European Motors, LLC		Delaware
Oxnard Venture Holdings, Inc.		Delaware
Payton-Wright Ford Sales, Inc.		Texas
Pembroke Motors, Inc.	AutoNation Chrysler Dodge Jeep Ram Pembroke Pines	Delaware
Peyton Cramer Automotive	AutoNation Acura South Bay	California
Peyton Cramer Automotive Holding, LLC		Delaware
Peyton Cramer F. Holding, LLC		Delaware
Peyton Cramer Ford	AutoNation Ford Torrance	California
Peyton Cramer Infiniti		California
Peyton Cramer Infiniti Holding, LLC		Delaware
Peyton Cramer Jaguar		California
Peyton Cramer LM Holding, LLC		Delaware
Phoenix ANUSA, LLC	AutoNation USA Phoenix	Delaware
Phoenix Avondale ANUSA, LLC	AutoNation USA Phoenix Avondale	Delaware
Pierce Automotive Corporation		Arizona
Pierce, LLC	AutoNation Toyota Tempe	Delaware
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.		Delaware
Plains Chevrolet GP, LLC		Delaware
Plains Chevrolet, Ltd.	AutoNation Chevrolet Amarillo	Texas
Plano ANUSA, LLC		Delaware
Plano Collision, Inc.	AutoNation Collision Center Plano	Delaware
Port City Imports, Inc.	AutoNation Honda South Corpus Christi	Texas
Prime Auto Cosmetics, Inc.	AutoNation Reconditioning Services	Delaware
Prime Auto Resources, Inc.	AutoNation Auto Auction; AutoNation Auto Auction Orlando; AutoNation Auto Auction Houston; AutoNation Auto Auction Atlanta	California
Quality Nissan GP, LLC		Delaware
Quinlan Motors, Inc.		Florida
R. Coop Limited		Colorado
R.L. Buscher II, Inc.		Colorado
R.L. Buscher III, Inc.		Colorado
Raleigh ANUSA, LLC		Delaware
Real Estate Holdings, Inc.		Florida
Renton H Imports, Inc.	AutoNation Honda Renton	Delaware

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
Republic Resources Company		Delaware
Republic Risk Management Services, Inc.		Florida
Resources Aviation, Inc.		Florida
RI Merger Corp.		Colorado
RI/BB Acquisition Corp.	AutoNation Collision Center East Colonial; AutoNation Collision Center Oviedo; AutoNation Collision Center North; AutoNation Collision Center Airport	Delaware
RI/BBNM Acquisition Corp.		Arizona
RI/Hollywood Nissan Acquisition Corp.	AutoNation Nissan Pembroke Pines	Delaware
RI/LLC Acquisition Corp.		Colorado
RI/RMC Acquisition GP, LLC		Delaware
RI/RMC Acquisition, Ltd.	AutoNation Chevrolet West Austin	Texas
RI/RMT Acquisition GP, LLC		Delaware
RI/RMT Acquisition, Ltd.	AutoNation Toyota South Austin; AutoNation Collision Center Austin	Texas
RI/WFI Acquisition Corporation		Delaware
RKR Motors, Inc.	Mercedes-Benz of Pompano	Florida
Rockville Luxury Imports, LLC	BMW of Rockville; AutoNation Collision Center Rockville	Delaware
Roseville Motor Corporation	AutoNation Chrysler Dodge Jeep Ram Roseville	California
Roseville Motor Holding, LLC		Delaware
Sacramento Collision, Inc.		Delaware
Sahara Imports, Inc.	AutoNation Honda East Las Vegas	Nevada
Sahara Nissan, Inc.	AutoNation Nissan Las Vegas	Nevada
Salt Lake ANUSA, LLC		Delaware
San Antonio ANUSA, LLC	AutoNation USA San Antonio	Delaware
SC-HYG Imports, Inc.	AutoNation Hyundai Columbia; Genesis of West Columbia	Delaware
SC-JLR Luxury Imports, Inc.	Jaguar Land Rover Columbia	Delaware
Shamrock F. Holding, LLC		Delaware
Six Jays LLC		Colorado
SMI Motors Holding, LLC		Delaware
SMI Motors, Inc.		California
South Broadway Motors, LLC	AutoNation Chrysler Jeep Broadway	Delaware
Southwest Motors of Denver, LLC	AutoNation Chrysler Dodge Jeep Ram Southwest	Delaware
St. Louis ANUSA, LLC		Delaware
Star Motors, LLC	Mercedes-Benz of Fort Lauderdale	Delaware
Steakley Chevrolet GP, LLC		Delaware
Steakley Chevrolet, Ltd.		Texas
Steve Moore Chevrolet Delray, LLC		Delaware
Steve Moore Chevrolet, LLC	AutoNation Chevrolet Greenacres; AutoNation Collision Center Greenacres	Delaware
Stevens Creek Holding, LLC		Delaware
Stevens Creek Luxury Imports Holding, LLC		Delaware
Stevens Creek Luxury Imports, Inc.	AutoNation Maserati Stevens Creek; AutoNation Alfa Romeo Stevens Creek	Delaware
Stevens Creek Motors, Inc.	AutoNation Acura Stevens Creek	California
Sunrise Nissan of Jacksonville, Inc.		Florida
Sunrise Nissan of Orange Park, Inc.		Florida

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
Sunset Pontiac-GMC Truck South, Inc.		Florida
Sunset Pontiac-GMC, Inc.		Michigan
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC		Delaware
Sutherlin H. Imports, LLC	AutoNation Honda Thornton Road	Delaware
Sutherlin Imports, LLC	AutoNation Toyota Pinellas Park; AutoNation Collision Center St. Petersburg	Delaware
Sutherlin Nissan, LLC		Delaware
Tasha Incorporated		California
Tempe Auto Imports, Inc.		Delaware
Tempe Body Shop, Inc.		Delaware
Terry York Motor Cars Holding, LLC		Delaware
Terry York Motor Cars, Ltd.	Land Rover Encino	California
Texan Ford Sales, Ltd.	AutoNation Ford Arlington; AutoNation Collision Center Arlington	Texas
Texan Ford, Inc.	AutoNation Ford Katy; AutoNation Collision Center Katy	Texas
Texan Sales GP, LLC		Delaware
Texas Management Companies LP, LLC		Delaware
The Pierce Corporation II, Inc.		Arizona
Tier2 Corporation		Delaware
Tinley Park A. Imports, Inc.		Delaware
Tinley Park J. Imports, Inc.		Delaware
Tinley Park V. Imports, Inc.		Delaware
TMDLR Motors, Inc.		Delaware
TN CDJR Motors, LLC	AutoNation Chrysler Dodge Jeep Ram and FIAT Johnson City	Delaware
TN F Imports, LLC		Delaware
Torrance Nissan Holding, LLC		Delaware
Torrance Nissan, LLC		Delaware
Tousley Ford, Inc.	AutoNation Ford White Bear Lake	Minnesota
Towson Luxury Imports, LLC	BMW of Towson; BMW of Bel Air; MINI of Towson; AutoNation Collision Center Towson	Delaware
Triangle Corporation		Delaware
TSDLR Imports, Inc.		Delaware
Tucson Collision, Inc.		Delaware
T-West Sales & Service, Inc.	AutoNation Toyota Las Vegas	Nevada
TX Alliance Motors, Inc.	AutoNation Chrysler Dodge Jeep Ram North Fort Worth; AutoNation Collision Center Alliance	Texas
TX Ennis Autoplex Motors, Inc.		Texas
TX Motors of North Richland Hills, Inc.	AutoNation Chrysler Dodge Jeep Ram North Richland Hills; AutoNation Hyundai North Richland Hills; AutoNation Collision Center North Richland Hills	Delaware
TX Motors on Katy Freeway, Inc.	AutoNation Chrysler Dodge Jeep Ram Katy; AutoNation Collision Center Katy West	Texas
TX Motors on Southwest Loop, Inc.		Texas
TX West Houston Motors, Inc.	AutoNation Chrysler Dodge Jeep Ram Houston	Texas
TX-CC Dallas, Inc.	AutoNation Collision Center Maple	Delaware
TX-CC Galleria, Inc.	AutoNation Collision Center Galleria	Delaware
TX-CC Spring, Inc.	AutoNation Collision Center Spring	Delaware
Valencia Auto Imports Holding, LLC		Delaware

Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
Valencia B. Imports Holding, LLC		Delaware
Valencia B. Imports, Inc.	Valencia BMW	Delaware
Valencia Dodge		California
Valencia Dodge Holding, LLC		Delaware
Valencia H. Imports Holding, LLC		Delaware
Valencia H. Imports, Inc.	AutoNation Honda Valencia	Delaware
Valley Chevrolet, LLC	AutoNation Chevrolet Timonium	Delaware
Vanderbeek Motors Holding, LLC		Delaware
Vanderbeek Motors, Inc.	AutoNation Subaru Roseville; BMW of Roseville	California
Vanderbeek Olds/GMC Truck, Inc.		California
Vanderbeek Truck Holding, LLC		Delaware
Village Motors, LLC	AutoNation Toyota Libertyville	Delaware
Vince Wiese Chevrolet, Inc.	AutoNation Chevrolet Valencia	Delaware
Vince Wiese Holding, LLC		Delaware
VistaCal Luxury Imports, Inc.	BMW of Vista	Delaware
W.O. Bankston Nissan, Inc.		Texas
Wallace Dodge, LLC		Delaware
Wallace Ford, LLC	AutoNation Collision Center Delray	Delaware
Wallace Lincoln-Mercury, LLC		Delaware
Wallace Nissan, LLC		Delaware
Webb Automotive Group, Inc.		California
West Colorado Motors, LLC	AutoNation Chrysler Jeep West; AutoNation Buick GMC Park Meadows; AutoNation Buick GMC West; AutoNation Subaru Arapahoe	Delaware
West Houston Luxury Imports, Inc.	Jaguar Land Rover West Houston	Delaware
West Side Motors, Inc.	AutoNation Honda West Knoxville	Tennessee
Westgate Chevrolet GP, LLC		Delaware
Westgate Chevrolet, Ltd.	AutoNation Chevrolet West Amarillo; AutoNation Cadillac West Amarillo	Texas
Westmont A. Imports, Inc.	Audi Westmont	Delaware
Westmont B. Imports, Inc.	Laurel BMW of Westmont	Delaware
Westmont Collision, Inc.	AutoNation Collision Center Westmont	Delaware
Westmont M. Imports, Inc.	Mercedes-Benz of Westmont	Delaware
Wichita ANUSA, LLC		Delaware
Woody Capital Investment Company II		Colorado
Woody Capital Investment Company III		Colorado
Working Man's Credit Plan, Inc.		Texas
WPB Collision, Inc.		Delaware